UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐     Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

HIGHLAND HOSPITALITY CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HIGHLAND	HOSPITALITY

8405 Greensboro Drive, Suite 500

McLean, Virginia 22102

April 9, 2004

To Our Stockholders:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Highland Hospitality Corporation (the “Company”) to be held on Tuesday, May 25, 2004, at 10:00 a.m. at the Sheraton Premiere at Tysons Corner, 8661 Leesburg Pike, Vienna, Virginia 22182. At the meeting, stockholders will consider and vote on the following proposals:

Proposal 1:	The election of all eight directors to the Company’s Board of Directors; and

Proposal 2:	The approval of the Company’s 2003 Omnibus Stock Incentive Plan.

The stockholders will also transact such other business, if any, which may be properly brought before the 2004 Annual Meeting of Stockholders.

If you were a stockholder at the close of business on April 2, 2004, you may vote at the 2004 Annual Meeting of Stockholders. Whether or not you plan to attend the meeting, please take the time to vote by completing and mailing the enclosed proxy card to us in the envelope provided.

We look forward to seeing you at the meeting.

James L. Francis

President and Chief Executive Officer

McLean, Virginia

April 9, 2004

HIGHLAND	HOSPITALITY

8405 Greensboro Drive, Suite 500

McLean, Virginia 22102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, MAY 25, 2004

The 2004 Annual Meeting of Stockholders of Highland Hospitality Corporation will be held at the Sheraton Premiere at Tysons Corner, 8661 Leesburg Pike, Vienna, Virginia 22182, 10:00 a.m., local time, on Tuesday, May 25, 2004. At the meeting, stockholders will consider and vote on the following proposals:

Proposal 1:	The election of all eight directors to the Company’s Board of Directors; and

Proposal 2:	The approval of the Company’s 2003 Omnibus Stock Incentive Plan.

The stockholders will also transact such other business, if any, which may be properly brought before the 2004 Annual Meeting of Stockholders.

The Board of Directors has set the close of business on April 2, 2004 as the record date to determine the stockholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

BY ORDER OF THE BOARD OF DIRECTORS,

Tracy M. J. Colden

Executive Vice President, General Counsel and Secretary

McLean, Virginia

April 9, 2004

Please promptly complete, date, sign and return the enclosed proxy card whether or not you plan to attend the meeting

HIGHLAND	HOSPITALITY

8405 Greensboro Drive, Suite 500

McLean, Virginia 22102

PROXY STATEMENT

FOR

2004 ANNUAL MEETING OF STOCKHOLDERS

TUESDAY, MAY 25, 2004

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Highland Hospitality Corporation for the 2004 Annual Meeting of Stockholders to be held on Tuesday, May 25, 2004 at 10:00 a.m. at the Sheraton Premiere at Tysons Corner, 8661 Leesburg Pike, Vienna, Virginia 22182.

Who Can Vote

Stockholders of record on April 2, 2004 may attend and vote at the 2004 Annual Meeting of Stockholders or have their votes by proxy counted if they do not attend in person. On that date, there were 39,970,011 shares of common stock outstanding and entitled to vote. Each share is entitled to one vote. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the 2004 Annual Meeting of Stockholders will constitute a quorum to conduct business. Shares represented by proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting. Shares held in a broker’s account that are not voted by the broker or other nominee (“broker non-votes”) on some but not all matters will be treated as shares present for purposes of determining the presence of a quorum, but will not be treated as shares present and entitled to vote with respect to those matters for which no vote is cast. Such shares may be voted by the broker or other nominee only on matters deemed routine by the New York Stock Exchange, such as the election of directors.

This proxy statement and the enclosed proxy card are first being mailed to stockholders on or about April 14, 2004.

Voting Procedures

You may grant a proxy by completing, signing and mailing the enclosed proxy card to us in the envelope provided. Shares represented by proxies will be voted as directed by the stockholder. Unless you direct otherwise, if you grant a proxy your shares will be voted FOR all nominees to serve on the Board of Directors and FOR the proposal to approve the Company’s 2003 Omnibus Stock Incentive Plan.

If a stockholder is a corporation or partnership, the accompanying proxy card must be signed in the full corporate or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, the signer’s full title must be given and a certificate or other evidence of appointment must be furnished. If shares are owned jointly, each joint owner must sign the proxy card.

Any proxy duly given pursuant to this solicitation may be revoked by the stockholder, at any time prior to voting, by written notice to the Company’s Secretary, by a later-dated proxy either signed and returned by mail, or by attending the 2004 Annual Meeting of Stockholders and voting in person. Attendance at the 2004 Annual Meeting of Stockholders will not in and of itself constitute a revocation of a proxy.

Important Notice Regarding Delivery of Stockholder Documents

In order to reduce our printing and postage costs, stockholders of common stock who share a single address are being sent only one copy of this proxy statement and the Company’s 2003 Annual Report to that address unless we received contrary instructions from any stockholder at that address. However, if any stockholder residing at such an address wishes to receive a separate copy of this proxy statement or the Company’s 2003 Annual Report, he or she may contact the Company’s Secretary at Highland Hospitality Corporation, 8405 Greensboro Drive, Suite 500, McLean, Virginia 22102. Any such stockholder may also contact the Secretary using the above contact information if he or she would like to receive separate proxy statements and Annual Reports in the future. If you are receiving multiple copies of the Company’s Annual Report and proxy statement, you may request that one copy of the proxy statement and the Company’s Annual Report be sent to your address in the future by contacting the Company’s Secretary.

Cost of Soliciting Proxies

The cost of soliciting proxies will be borne by the Company. We have hired the firm of MacKenzie Partners, Inc., 156 Fifth Avenue, New York, New York 10010, to assist in the solicitation of proxies on behalf of our Board. MacKenzie Partners has agreed to perform these services for a fee of $7,000, plus certain reimbursable expenses. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally, by telephone or other means. The Company also will request that brokerage houses, nominees, custodians and fiduciaries forward soliciting materials to the beneficial owners of stock held of record and will reimburse them for forwarding the materials.

THE PROPOSALS

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors unanimously recommends that the stockholders of the Company vote FOR the election of each of the persons nominated to serve as a director

Eight directors will be elected at the 2004 Annual Meeting of Stockholders to serve until the 2005 Annual Meeting of Stockholders. All directors are to hold office for a term of one year or until their respective successors shall be duly elected. For the election to the Board of a nominee pursuant to Proposal 1, a majority of the shares present and voting must vote FOR that nominee. Unless you direct otherwise, if you grant a proxy your shares will be voted FOR all nominees to serve on the Board of Directors.

The principal occupations and business experience of the nominees are described below.

NOMINEES FOR DIRECTOR

Bruce D. Wardinski	Mr. Wardinski, 44, the non-executive Chairman of the Board of Directors of the Company, has served as the President and Chief Executive Officer of Barceló Crestline Corporation since June 2002. From 1998 to 2002, he served as the Chairman of the Board, Chief Executive Officer and President of Crestline Capital Corporation and, from 1996 to 1998, as Senior Vice President and Treasurer of Host Marriott Corporation. He currently serves as chairman of the board of directors of ServiceSource Inc., a not-for-profit advocacy group representing people with disabilities, and on the board of directors of eStara, Inc.

James L. Francis	Mr. Francis, 42, is our President and Chief Executive Officer. Mr. Francis served as the Chief Operating Officer, Chief Financial Officer and Treasurer of Barceló Crestline Corporation from June 2002 until the completion of our initial public offering and as Executive Vice President and Chief Financial Officer of Crestline Capital Corporation from December 1998 to June 2002. From June 1997 to December 1998, Mr. Francis held the position of Assistant Treasurer and Vice President Corporate Finance for Host Marriott Corporation.

Francisco L. Borges	Mr. Borges, 51, has been a director since the completion of our initial public offering in December 2003. Since December 2003, he has been Chairman, Chief Executive Officer and a Managing Partner of Landmark Partners. Prior to December 2003, he was President, Chief Executive Officer and a Managing Partner of Landmark Partners. Prior to joining Landmark, Mr. Borges served in several capacities with the Financial Guaranty Insurance Company, including his appointment in 1995 as President of FGIC Government Services, Inc. Prior to this appointment, he served for two years as Managing Director of FGIC’s public finance department. Mr. Borges is a board member and Treasurer of the NAACP and is a member of the board of directors and the investment committees for the Hartford Foundation for Public Giving and the University of Connecticut Foundation.

W. Reeder Glass	Mr. Glass, 62, has been a director since the completion of our initial public offering in December 2003. He has been a partner at the law firm of Holland & Knight LLP since 1980 and is currently serving on the board of directors of Barceló Crestline Corporation. He has also acted as counsel for numerous real estate developers engaged in the acquisition, financing and development of large planned unit developments, hotels, mixed-use developments and other commercial and residential projects. He is a member of the Florida and Georgia state bars.

Craig E. Lambert	Mr. Lambert, 54, has been a director since the completion of our initial public offering in December 2003. Since October 2003, Mr. Lambert has been President of The Fieldstone Group, a lodging consulting company which provides hotel brand management, sales and marketing, economic business model development, operations and organizational design and support services. From 1999 to 2003, Mr. Lambert served as Senior Vice President-Brand Management for Marriott International and, from 1995 to 1999, he served as Brand Vice President for Courtyard by Marriott. He is an Advisory Board Member for the Center for Hospitality Research at Cornell University, and is an ongoing guest lecturer at the Cornell University School of Hotel Administration.

Thomas A. Natelli	Mr. Natelli, 44, has been a director since the completion of our initial public offering in December 2003. Since 1987, Mr. Natelli has served as the President and Chief Executive Officer of Natelli Communities, a privately held real estate investment and development company. Mr. Natelli currently serves on the board of FBR National Bank and Trust and the Montgomery County Chamber of Commerce. He also serves as chairman of the board of directors of eStara, Inc. and as chairman of the board of trustees of Suburban Health Care System and chairman of the board of trustees of Suburban Hospital.

Margaret A. Sheehan	Ms. Sheehan, 45, has been a director since the completion of our initial public offering in December 2003. She has been a partner at the law firm of Alston & Bird LLP since 2000. Ms. Sheehan concentrates her practice on counseling financial institutions on all matters relating to the development and offering of investment products and services. She also specializes in representing private investment companies, and is an expert on fund structures and offerings for real estate funds, private equity funds, hedge funds and fund of funds. Ms. Sheehan is admitted to the District of Columbia and New York State bars, and is a member of the American Bar Association and Women in Housing and Finance.

William L. Wilson	Mr. Wilson, 64, has been a director since the completion of our initial public offering in December 2003. From 1999 until 2002, Mr. Wilson served as an independent board member of Crestline Capital Corporation. Mr. Wilson has been the Principal-in-Charge of Synterra, Ltd., a site architectural and construction management firm, since 1972. Mr. Wilson currently serves on the board of directors of the City of Philadelphia Art Commission, the City of Philadelphia Percent for Art Advisory Council and the Kutztown University School of Visual and Performing Arts, and serves on the board of trustees of the Pennsylvania School for the Deaf.

THE BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

Our Board of Directors is composed of eight directors and is not classified. Each director, upon election or re-election at an annual meeting, will serve a one-year term. The Board of Directors of the Company was constituted upon the completion of our initial public offering in December 2003 and held no meetings in 2003.

The corporate governance listing standards recently adopted by the New York Stock Exchange (“NYSE”) include a requirement that a majority of directors of NYSE-listed companies be “independent.” For a director to be “independent” under these rules, the board of directors must affirmatively determine that the director has no material relationship with us, either directly or as a partner, stockholder, or officer of an organization that has a relationship with us. In addition, the NYSE has set certain independence tests which, if not met by a director, preclude the board from determining that director to be independent.

To further assist our Board in evaluating the materiality of relationships for purposes of assessing the independence of incumbent directors and director nominees, our Board has adopted objective standards as permitted by the NYSE rules. The objective standards our Board has adopted may be found in our Principles of Corporate Governance, which are posted on our website at www.highlandhospitality.com. The objective standards do not override the NYSE’s rules on independence. A relationship that is not disqualifying under the NYSE standards will nevertheless be further evaluated against our objective standards in determining a director’s independence.

Our Board of Directors has determined that five of the Board’s seven current non-management members, a majority of the Board, are “independent” directors for the purposes of the NYSE’s rules and under the objective standards found in our Principles of Corporate Governance. The Board of Directors has determined that Messrs. Wardinski and Glass do not qualify as independent directors. Mr. Wardinski serves as the President and Chief Executive Officer of Barceló Crestline Corporation (“Barceló Crestline”), our sponsor. We have also entered into a strategic alliance agreement with Barceló Crestline pursuant to which, among other things, we agreed to offer Barceló Crestline a right of first refusal to serve as manager of all of our hotel properties and Barceló Crestline obtained the right to designate one director for election to our Board of Directors. Barceló Crestline is currently the manager of six of our seven hotel properties. We consider our strategic alliance with Barceló Crestline to be a material relationship and, accordingly, neither Mr. Wardinski nor Mr. Glass, who is being nominated for re-election as Barceló Crestline’s designee on our Board, is an independent director.

Recently adopted rules of the Securities and Exchange Commission (“SEC”) impose additional independence requirements for all members of the Audit Committee. All three members of the Company’s Audit Committee, Messrs. Borges, Natelli and Lambert, qualify as “independent” under these SEC rules.

Consistent with the NYSE’s corporate governance listing standards, our Principles of Corporate Governance call for the non-management directors to meet in regularly scheduled executive sessions without management. The Principles of Corporate Governance provide that so long as the Chairman of the Board is not an employee of the Company, the Chairman shall serve as the presiding director at the executive sessions. Therefore, Mr. Wardinski will preside at any executive sessions held in 2004. Additionally, the Board will hold at least one annual executive session comprised of independent directors only. The Nominating and Corporate Governance Committee Charter provides that the chairman of such committee shall serve as the presiding director at these sessions. Ms. Sheehan, as chairman of the Nominating and Corporate Governance Committee, will preside at these sessions in 2004. Interested parties may communicate their concerns directly with either the full Board, Mr. Wardinski, Ms. Sheehan, the non-management directors as a group, or the independent directors as a group by writing to either the Board of Directors, Mr. Wardinski, Ms. Sheehan, the Non-Management Directors or the Independent Directors, c/o Highland Hospitality Corporation, 8405 Greensboro Drive, Suite 500, McLean,

Virginia 22102. The Company’s policy on director attendance at annual meetings may be found in the Company’s Principles of Corporate Governance on the Company’s website at www.highlandhospitality.com.

Board Committees

The Board of Directors conducts its business through meetings of the Board and its three committees, each of which was constituted in January 2004: the Audit Committee (a full description of the functions and responsibilities is presented in the Report of the Audit Committee below), the Compensation Policy Committee and the Nominating and Corporate Governance Committee. Each committee is composed entirely of independent directors, as required by the rules of the NYSE.

Compensation Policy Committee

Our Compensation Policy Committee consists of Messrs. Wilson, who serves as Chairman, and Borges and Ms. Sheehan, each of whom have been determined by the Board to be independent under the independence standards adopted by the NYSE relative to all directors. The primary functions of the Compensation Policy Committee are to discharge the Board of Directors’ responsibilities relating to compensation of our directors and executive officers, and to administer and implement our 2003 Omnibus Stock Incentive Plan and any other equity-based plans. The Compensation Policy Committee charter is posted on our website at www.highlandhospitality.com.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Messrs. Wilson and Natelli and Ms. Sheehan, who serves as Chairman. Each member has been determined by the Board to be independent under the independence standards adopted by the NYSE relative to all directors. The primary functions of the Nominating and Corporate Governance Committee are to:

•	develop criteria for use in selecting nominees to our Board and identify and recommend to our Board qualified director candidates;

•	consider and recommend to our Board the size and composition of the Board and its committees;

•	monitor the Company’s human resources practices; and

•	monitor our performance in meeting our obligations of fairness in internal and external matters, and develop and recommend our principles of corporate governance and practices.

The Nominating and Corporate Governance Committee charter sets forth certain criteria for the Committee to consider in evaluating potential director nominees. In order for the Board of Directors to have a substantial degree of independence from management, a majority of directors must be independent of management, in both fact and appearance, and must satisfy the independence criteria of the NYSE. The Committee considers the directors’ skills, knowledge, perspective, broad business judgment and leadership, relevant lodging industry-specific or regulatory affairs knowledge, business creativity and vision, experience, age and diversity, all in the context of an assessment of the perceived needs of the Board at that time, and monitors the mix of skills and experience of directors in order to assure that the Board has the necessary tools to perform its oversight function effectively. The Committee evaluates potential candidates against these requirements and objectives. For those director candidates that appear upon first consideration to meet the Committee’s criteria, the Committee will engage in further research to evaluate their candidacy.

The Nominating and Corporate Governance Committee will consider timely written suggestions from stockholders. Stockholders wishing to suggest a candidate for director nomination for the 2005 Annual Meeting of Stockholders should mail their suggestions to Highland Hospitality Corporation, 8405 Greensboro Drive, Suite 500, McLean, Virginia 22102, Attn: Secretary. Suggestions must be received by the Company’s Secretary no later than December 10, 2004. The manner in which director nominee candidates suggested in accordance with this policy are evaluated shall not differ from the manner in which candidates recommended by other sources are evaluated.

The Nominating and Corporate Governance Committee charter is posted on our website at www.highlandhospitality.com.

Compensation of Directors

The Chairman of our Board will be paid a fee of $250,000 per year. Each of our directors (other than Messrs. Wardinski and Francis) who does not serve as the chairman of one of our committees will be paid a director’s fee of $20,000 per year. Each director who serves as a committee chairman, other than our audit committee chairman, will be paid a director’s fee of $25,000 per year. The director who serves as our audit committee chairman will be paid a director’s fee of $30,000 per year. Each director, other than our Chairman and Mr. Francis, will also be paid $1,500 per Board or committee meeting attended (or $500 per telephonic meeting), except that committee chairpersons will be paid $2,500 per committee meeting attended. Directors who are officers or employees will receive no additional compensation as directors. In addition, we will reimburse all directors for reasonable out-of-pocket expenses incurred in connection with their services on the Board of Directors.

Effective with the completion of our initial public offering, we granted our Chairman a restricted common stock award for 175,000 shares of restricted common stock, which vest at the rate of one-third of the number of shares of restricted common stock on each of the first three annual anniversary dates of the completion of our initial public offering. The vesting of those shares of restricted common stock will accelerate if the Chairman’s service as a director terminates for death or disability, by reason of the failure of the Chairman to be re-nominated by our Board of Directors or re-elected by the stockholders (other than his voluntary withdrawal from the Board or a removal for cause and in accordance with our charter) or by reason of a change in control of our Company. Each of our other directors who is not an officer or employee received an initial grant of 5,000 vested shares of common stock concurrent with completion of our initial public offering and will receive an additional 2,000 vested shares of common stock on the date of the meeting of the Board of Directors immediately following each annual meeting of our stockholders.

Principles of Corporate Governance

Pursuant to the NYSE’s corporate governance listing standards, we have adopted Principles of Corporate Governance that address a number of topics, including, among others, director independence and qualification standards, director orientation and continuing education and director compensation. Our Nominating and Corporate Governance Committee will review the Principles of Corporate Governance on a regular basis, and the Board will review any proposed additions or amendments to the Principles of Corporate Governance. The Principles of Corporate Governance are posted on our website at www.highlandhospitality.com.

Code of Business Conduct and Ethics

The Company has also adopted a Code of Business Conduct and Ethics that applies to each of our directors, officers and employees. The Code sets forth our policies and expectations on a number of topics, including, among others, compliance with laws, (including insider trading compliance), preservation of confidential information relating to our business and that of our clients, conflicts of interest, and reporting of illegal or unethical behavior. The Code of Business Conduct and Ethics is posted on our website at www.highlandhospitality.com.

Whistleblower Policy and Procedures

We have implemented “whistleblower” procedures by establishing formal procedures for the receipt, retention and handling by the Audit Committee of complaints and concerns from employees relating to questionable accounting, internal controls and auditing matters, compliance with legal and regulatory requirements or retaliation against employees who report such concerns or complaints on a confidential, anonymous basis. As discussed in the Policy, we have made a voicemail box telephone number and email address available for reporting such concerns and complaints. A designee of the Audit Committee will be charged with reviewing each report and determining with the full Audit Committee whether further investigation is warranted.

The Audit Committee will review the Policy on a regular basis, and propose or adopt additions or amendments to the Policy as appropriate. The voicemail box telephone number and email address for reporting such concerns or complaints are posted on our website at www.highlandhospitality.com.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The primary functions of the Audit Committee are to make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of the audit engagement, approve all professional services provided by the independent public accountants, review the independence of the independent public accountants, evaluate the range of audit and non-audit fees, review the adequacy of the Company’s internal controls and monitor the Company’s procedures and policies for compliance with the rules for taxation as a real estate investment trust under Section 856-860 of the Internal Revenue Code of 1986, as amended. The Audit Committee operates under a formal written charter that has been adopted by the Board of Directors.

The Audit Committee members are not professional accountants or auditors, and their role is not intended to duplicate or certify the activities of management and the independent public accountants, nor can the Audit Committee certify that the independent public accountants are “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent public accountants on the basis of the information it receives, discussions with management and the independent public accountants, and the experience of the Audit Committee’s members in business, financial and accounting matters. In fulfilling its oversight responsibilities, the Audit Committee meets at least quarterly with the independent public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, the overall quality of the Company’s financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

The Audit Committee reviewed the audited financial statements for the period ended December 31, 2003 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed the Company’s earnings release with management. In addition, the Audit Committee has received from the independent public accountants the written disclosures required by Independence Standards Board Opinion No. 1 and discussed with the independent public accountants their independence, as well as the matters required to be discussed by Statement on Auditing Standards No. 61 and No. 90. The Audit Committee discussed with the Company’s independent public accountants the overall scope and plans for their audit.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 2003 Annual Report on Form 10-K for filing with the SEC.

The Audit Committee consists of Messrs. Borges, who serves as Chairman, Natelli and Lambert. Each of the Audit Committee members is independent as defined by the NYSE listing standards. Our Audit Committee Charter provides that the Audit Committee shall have a designated “audit committee financial expert” at all times. Our Board has determined that Mr. Borges qualifies as an “audit committee financial expert” under the SEC rules. Pursuant to the Audit Committee charter, the Audit Committee has also established a “Whistleblower Policy” which is described above. The Audit Committee charter is included as Appendix A to this proxy statement and is also posted on the Company’s website at www.highlandhospitality.com.

The following is a summary of the fees billed to the Company by KPMG LLP for professional services rendered for the year ended December 31, 2003. The “Pre-IPO” period refers to the period prior to December 19, 2003, the date we completed our initial public offering.

	Pre-IPO	Post-IPO	Total
Audit Fees(1)	434,000	100,000	534,000
Audit-Related Fees	—	—	—
Tax Fees(2)	59,600	—	59,600
Other Fees	—	—	—

Total Fees	493,600	100,000	593,600

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements that are normally provided by KPMG LLP in connection with statutory and regulatory filings and engagements, acquisitions and dispositions, comfort letters and SEC registration statements.
(2)	Tax Fees consist of fees billed for professional services for tax compliance, tax advice and tax planning.

The Audit Committee or its Chairman pre-approve all services rendered by the Company’s independent public accountants. The Audit Committee has determined that the provision by KPMG LLP of services described under “Audit-Related Fees,” “Tax Fees,” and “Other Fees” is compatible with maintaining KPMG LLP’s independence from management and the Company.

A representative of KPMG LLP will be present at the 2004 Annual Meeting of Stockholders and will be permitted to make a statement if he or she desires to do so and be available to respond to appropriate questions.

Submitted by:

Audit Committee

Francisco L. Borges (Chairman)

Craig E. Lambert

Thomas A. Natelli

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The information presented below regarding beneficial ownership of common stock has been presented in accordance with the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of common stock includes any shares to which a person, directly or indirectly, has or shares voting power or investment power and any shares as to which a person has the right to acquire such voting or investment power within 60 days through the exercise of any stock option or other right.

The following table sets forth certain information regarding the beneficial ownership of common stock by (i) each person, other than directors and executive officers, known by us to be the beneficial owner of more than 5% of our common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our directors and executive officers as a group as of April 2, 2004.

Name of Officer or Director	Shares Owned (1)	Percentage of Shares Owned(2)
SAB Capital Entities(3)	2,546,300	6.4%
Awad Asset Management, Inc.(4)	2,172,309	5.4%
Bruce D. Wardinski(5)	475,001	1.2%
James L. Francis(6)	272,001	*
Tracy M.J. Colden(7)	118,501	*
Patrick W. Campbell(7)	118,501	*
Douglas W. Vicari(7)	118,501	*
W. Reeder Glass(8)	5,000	*
Francisco L. Borges(8)	5,000	*
William L. Wilson(8)	21,666	*
Margaret A. Sheehan(8)	5,000	*
Thomas A. Natelli(8)	15,000	*
Craig E. Lambert(8)	5,000	*
All directors and executive officers as a group (12 persons including those named above)(5)(6)(7)(8)	1,199,172	3.0%

*	Represents less than 1% of the number of shares of common stock of the Company.
(1)	Unless otherwise indicated, the named stockholders have sole voting power with respect to all shares shown as being beneficially owned by them.
(2)	Percentage of ownership is based on 39,970,011 shares of common stock issued and outstanding as of April 2, 2004, and includes both registered and unregistered shares of our common stock.
(3)	Represents the shares of common stock owned by SAB Capital Partners, L.P. (“SAB”)—1,148,905; SAB Capital Partners II, L.P. (“SAB II”)—28,075; and SAB Overseas Fund, Ltd. (“SAB OF”)—1,369,320. SAB Capital Advisors, L.L.C. (“SAB CA”), as the general partner to SAB and SAB II, may, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), be deemed to own beneficially the shares held by SAB and SAB II. SAB Overseas Capital Management (“SAB OCM”), which serves as the investment manager to and has investment discretion over the securities held by SAB OF, may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the shares held by SAB OF. SAB Capital Management, L.L.C. (“SAB CM”), as general partner of SAB OCM, may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the shares held by SAB OF. As managing member of SAB CA and SAB CM, Scott A. Bommer, may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the shares owned by SAB, SAB II and SAB OF. SAB CA, SAB OCM, SAB CM and Mr. Bommer disclaim any beneficial ownership of such shares. All of the above-mentioned entities and persons disclaim group attribution. The address for the SAB entities and Mr. Bommer is c/o 712 Fifth Avenue, 42nd Floor, New York, NY 10019.

(4)	The address for Awad Asset Management, Inc. is 250 Park Avenue, 2nd Floor, New York, NY 10177.
(5)	Includes 300,000 shares of common stock that Mr. Wardinski purchased directly from us in a privately negotiated transaction, plus 175,000 shares of restricted common stock granted to him under our 2003 Omnibus Stock Incentive Plan.
(6)	Includes 272,000 shares of restricted common stock granted to him under our 2003 Omnibus Stock Incentive Plan.
(7)	Includes 118,500 shares of restricted common stock granted to Messrs. Campbell and Vicari and Ms. Colden under our 2003 Omnibus Stock Incentive Plan.
(8)	In the case of Messrs Glass, Borges and Lambert, and Ms. Sheehan, represents vested shares of common stock granted to them upon completion of our initial public offering. In the case of Messrs. Wilson and Natelli, this amount includes 5,000 vested shares of common stock granted to them upon the completion of our initial public offering.

SUMMARY COMPENSATION TABLE

We commenced operations on December 19, 2003 upon completion of our initial public offering and no executive officers received salaries from the Company in excess of $100,000 for that year. The table below shows the 2003 compensation we paid to those persons serving as executive officers as of December 31, 2003, in the form of restricted common stock granted at the completion of our initial public offering. No options were granted to any executive officers in 2003 as we intend to use grants of restricted common stock in lieu of options to incentivize management. In addition, in an attempt to show what the 2004 compensation of our executive officers will be, amounts under the “Salary” column represent contractual amounts of base salary due to our chief executive officer and our three other most highly compensated executive officers for 2004.

Name and Principal Position	Annual Compensation			Long-Term Compensation		All Other Compensation ($)
	Salary ($)	Bonus ($)(1)	Other Annual Compen- sation ($)	Awards
				Restricted Common Stock Award(s) ($) (2)	Securities Underlying Options (#)
James L. Francis,	415,000	—	—	2,720,000	—	—
President and Chief Executive Officer

Patrick W. Campbell,	240,000	—	—	1,185,000	—	—
Executive Vice President and Chief Investment Officer

Tracy M.J. Colden,	235,000	—	—	1,185,000	—	—
Executive Vice President, General Counsel and Secretary

Douglas W. Vicari,	235,000	—	—	1,185,000	—	—
Executive Vice President, Chief Financial Officer and Treasurer

(1)	Our executive officers will be entitled to such bonuses as may be determined by our Compensation Policy Committee from time to time. There is no minimum guaranteed bonus. We expect that 2004 bonuses for Mr. Francis could range up to 125% of his base salary and bonuses for each of our other executive officers could range up to 75% of their respective base salaries.
(2)	The amounts shown reflect the values of grants of 272,000, 118,500, 118,500, 118,500 shares of restricted common stock granted to Mr. Francis, Mr. Campbell, Ms. Colden and Mr. Vicari, respectively, based on the initial public offering price. In each case, subject to continued service to us, the restrictions on each executive officer’s shares will lapse at the rate of one-third of the number of shares of restricted common stock per year commencing on the first anniversary of the closing of the offering with restrictions on an additional one-third of the number of shares of restricted common stock lapsing on each of the second and third anniversaries of the closing of the offering. Accelerated vesting may occur in accordance with each executive officer’s employment agreement if, during the term of his or her employment agreement with us, the executive officer terminates for death or disability or is terminated by us without cause or the executive officer resigns for good reason. An accelerated lapse of each executive officer’s restrictions will also occur if during the 10-day business period following a change in control of our Company, the executive officer resigns for any reason. The executive officers will be entitled to vote and receive distributions with respect to shares of restricted common stock. As of December 31, 2003, the value of the restricted common stock held by Mr. Francis was $2,964,800, and the value of the restricted common stock held by each of Mr. Campbell, Ms. Colden and Mr. Vicari was $1,291,650. All such values were calculated based on the closing price per share of our common stock of $10.90, as reported on the New York Stock Exchange on December 31, 2003.

Employment Agreements

We have entered into employment agreements, effective December 19, 2003, with Messrs. Francis, Campbell and Vicari and Ms. Colden that provide for an annual salary of $415,000 for Mr. Francis, $240,000 for Mr. Campbell, $235,000 for Mr. Vicari and $235,000 for Ms. Colden. In addition, the employment agreements provide them severance benefits if their employment ends under certain circumstances.

The agreements have an initial term of three years, with respect to Mr. Francis, and two years, with respect to Messrs. Campbell and Vicari and Ms. Colden, beginning on December 19, 2003. The term of the agreements will be extended for an additional year, on each anniversary of the effective date of our initial public offering, unless either party gives six months’ prior notice that the term will not be extended.

Each of these executives will be entitled to receive benefits under the agreements if we terminate the executive’s employment without cause or the executive resigns with good reason or if there is a change in control of our Company during the term of the agreements and, within one year after the change in control, we terminate the executive’s employment without cause or the executive resigns with good reason or within 10 business days following the change in control the executive resigns for any reason. Under these scenarios, each of the executives is entitled to receive (1) any accrued but unpaid salary and bonuses, (2) vesting as of the executive’s last day of employment of any unvested stock options or restricted common stock previously issued to the executive, (3) payment of the executive’s life, health and disability insurance coverage for a period of two years, in the case of Mr. Francis, and one year, in the case of Messrs. Campbell and Vicari and Ms. Colden, but in each case with an additional year with respect to termination relating to a change in control, following the executive’s termination, and (4) a severance payment calculated as described below. In the event of a change in control of our Company, each of the executives will be eligible to receive payments to compensate the executive for the additional taxes, if any, imposed on the executive under Section 4999 of the Internal Revenue Code by reason of receipt of excess parachute payments.

With respect to termination relating to a change of control, the severance payment is equal to three times, in the case of Mr. Francis, or two times, in the case of Messrs. Campbell and Vicari and Ms. Colden, current salary plus three times, in the case of Mr. Francis, or two times, in the case of Messrs. Campbell and Vicari and Ms. Colden, the higher of (1) the average of all bonuses paid to them during the three prior years or (2) the most recent bonus paid to the executive.

With respect to termination by us without cause, or by the executive for good reason, the severance payment is equal to two times, in the case of Mr. Francis, or one times, in the case of Messrs. Campbell and Vicari and Ms. Colden, current salary plus one times the higher of (1) the average of all bonuses paid to them during the three prior years or (2) the most recent bonus paid to the executive.

The employment agreements contain customary non-competition covenants that apply during the term and for one year after the term of each executive’s employment with our Company.

Employee Plans

2003 Omnibus Stock Incentive Plan

We have established an Omnibus Stock Incentive Plan for the purpose of recruiting and retaining our and our affiliates’ executive officers, employees, directors and consultants, which is described more fully below under “Proposal 2—Approval of 2003 Omnibus Stock Incentive Plan—Summary of 2003 Omnibus Stock Incentive Plan.”

Section 16(a) Beneficial Ownership Reporting Compliance

We believe that all of our current directors and executive officers reported on a timely basis all transactions required to be reported by Section 16(a) during fiscal 2003.

COMPARISON OF STOCKHOLDER RETURN

The following graph compares the performance of the Company’s common stock during the period beginning on December 16, 2003 to December 31, 2003 with SNL REIT Hotel Index, prepared by SNL Financial, LLC, and the Russell 2000 Index.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, with a median market capitalization of approximately $395 million. The SNL Hotel REIT Index is currently comprised of 15 publicly traded hotel REITs, organized for purposes substantially similar to that of the Company.

Stock/Index	Base 12/16/2003	Year End 12/31/2003	% Return
SNL REIT Hotel	100.00	103.61	3.61%
Russell 2000	100.00	103.64	3.64%
HIH	100.00	109.00	9.00%

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Highland Hospitality Corporation is a self-administered real estate investment trust focused primarily on investing in the United States within the upscale full-service and premium limited-service and extended stay lodging segments. Over time, Highland Hospitality Corporation may also pursue investment opportunities in certain lodging segments outside of the United States. The Company currently owns seven hotel properties with an aggregate of 1,725 rooms.

Transactions With Barceló Crestline Corporation

Bruce D. Wardinski, our Chairman of the Board of Directors, is also the President and Chief Executive Officer of Barceló Crestline. W. Reeder Glass has been designated by Barceló Crestline to serve on our Board of Directors. Mr. Reeder Glass is also a director of Barceló Crestline.

Purchase of Initial Hotels

In December 2003, we acquired Barceló Crestline’s equity interest in Portsmouth Hotel Associates, LLC, which leases the Portsmouth Renaissance hotel and conference center, Sugar Land Hotel Associates, L.P., which owns the Sugar Land Marriott hotel, and A/H-BCC Virginia Beach Hotel, LLC, which owns the Hilton Garden Inn Virginia Beach Town Center hotel, in exchange for limited partnership units of Highland Hospitality, L.P. and the repayment of all outstanding debt on these hotel properties.

The 43,010 units issued to Barceló Crestline in exchange for its equity interests in Sugar Land Hotel Associates, L.P. had a value of $430,100, based on the initial public offering price of our common stock. The 142,688 units issued to Barceló Crestline in exchange for its interests in A/H-BCC Virginia Beach Hotel, LLC had a value of approximately $1.4 million, based on the initial public offering price of our common stock. The 344,152 units issued to Barceló Crestline in exchange for its equity interest in Portsmouth Hotel Associates, LLC had a value of approximately $3.4 million, based on the initial public offering price of our common stock.

We have also agreed to pay Barceló Crestline up to $1.8 million (in the form of units in our operating partnership, valued at the market price for our common stock at the time of payment as described below) as additional consideration for its interest in the Sugar Land Marriott hotel, allowing Barceló Crestline to potentially recoup its cash investment.

Strategic Alliance Agreement

We have entered into a seven-year strategic alliance agreement with Barceló Crestline pursuant to which (i) Barceló purchased 1,250,000 shares of our common stock (having a value of $12.5 million based on the initial public offering price for our common stock) directly from us in a private transaction concurrently with the closing of our initial public offering at a price per share equal to the initial public offering price, less an amount equal to the underwriting discount, (ii) Barceló Crestline agrees to refer to us (on an exclusive basis) hotel acquisition opportunities in the United States presented to Barceló Crestline or its subsidiaries other than opportunities that relate to third party management arrangements offered to Barceló Crestline, (iii) unless a majority of our independent directors in good faith concludes for valid business reasons that another management company should manage a hotel owned by us, we agree to offer Barceló Crestline or its subsidiaries the right to manage hotel properties we acquire in the United States, unless the hotel is encumbered by a management agreement that would extend beyond the date of our acquisition of the hotel and a termination fee is payable to terminate the existing management agreement (unless Barceló Crestline pays such termination fee) and (iv) we agreed to grant Barceló Crestline the right to designate one nominee for election to our Board of Directors at each meeting of our stockholders at which directors are to be elected.

Management Agreements

A wholly owned subsidiary of Barceló Crestline has entered into management agreements with us to manage six of our seven properties. Each management agreement provides for a monthly base management fee of 2.0% to 3.5% of all gross revenues generated by the property that Barceló Crestline manages, plus an annual incentive management fee for each hotel equal to 15.0% of the amount by which operating profit for the hotel for the fiscal year exceeds 11.0% of our investment in the hotel, up to a total amount of combined base and incentive fees of 4.5% of gross revenues.

Repayments to Barceló Crestline

After the completion of our initial public offering, we repaid Barceló Crestline approximately $2.0 million in reimbursement of costs and expenses incurred on our behalf in connection with our initial public offering.

Repayment of Indebtedness

We used the net proceeds of our initial public offering in part to repay approximately $59.1 million of indebtedness with respect to the three initial properties being contributed by entities owned by Barceló Crestline and unaffiliated third parties.

Transactions With Our Chairman

Mr. Wardinski purchased 300,000 shares of our common stock directly from us for cash in a private transaction concurrently with the closing of our initial public offering at the initial public offering price, less an amount equal to the underwriting discount.

We used approximately $1.5 million of the net proceeds of our initial public offering to repay a loan to us from Mr. Wardinski, the proceeds of which we used to reimburse Barceló Crestline for the $1.5 million earnest money deposit on the Plaza San Antonio Marriott Hotel in connection with Barceló Crestline’s assignment of the purchase agreement for that hotel to us.

Agreements With Executive Officers

Our senior executive officers, Messrs. Francis, Vicari and Campbell and Ms. Colden, were officers and employees of Barceló Crestline until the completion of our initial public offering, at which time they resigned from Barceló Crestline and became full time employees of our Company.

Mr. Francis had an outstanding loan from Barceló Crestline which was originally extended prior to Barceló’s acquisition of Crestline Capital Corporation and which was used to purchase stock of Crestline Capital Corporation. As an incentive to remain employed with Barceló Crestline (or Crestline Capital Corporation prior to its acquisition), the stock purchase loan was to be forgiven over time, a bonus equal to Mr. Francis’s tax liability on the loan forgiveness was to be paid at the time of forgiveness and Mr. Francis was made eligible to share in a retention bonus pool payable as of December 31, 2003. Pursuant to a severance agreement with Barceló Crestline, upon completion of our initial public offering, Barceló Crestline (a) accelerated forgiveness of stock purchase loans to Mr. Francis in the approximate amount of $194,000, (b) paid Mr. Francis an amount equal to his tax liability on the loan forgiveness amount, and (c) paid Mr. Francis a one-time payment of $383,000 in settlement of the retention bonus otherwise payable to him by Barceló Crestline on or before December 31, 2003.

Ms. Colden had an outstanding loan from Barceló Crestline which was originally extended prior to Barceló’s acquisition of Crestline Capital Corporation and which was used to purchase stock of Crestline Capital Corporation. As an incentive to remain employed with Barceló Crestline (or Crestline Capital Corporation prior to its acquisition), the stock purchase loan was to be forgiven over time, a bonus equal to Ms. Colden’s tax liability on the loan forgiveness was to be paid at the time of forgiveness and Ms. Colden was made eligible to share in a retention bonus pool payable as of December 31, 2003. Pursuant to a severance agreement with Barceló Crestline, upon completion of our initial public offering Barceló Crestline (a) accelerated forgiveness of stock purchase loans to Ms. Colden in the approximate amount of $83,000, (b) paid Ms. Colden an amount equal to her tax liability on the loan forgiveness amount, and (c) paid Ms. Colden a one-time payment of $220,500 in settlement of the retention bonus otherwise payable to her by Barceló Crestline on or before December 31, 2003.

REPORT OF THE COMPENSATION POLICY COMMITTEE

Prior to the completion of our initial public offering of common stock on December 19, 2003, our Board of Directors was composed of Mr. Wardinski and Mr. Francis. Their objective was to attract, retain and motivate highly qualified executive officers who would serve as the Company’s initial executive management team and contribute to growth in stockholder value over time. To accomplish this objective, the Board of Directors entered into employment agreements, which are discussed above under the heading “Employment Agreements,” intended to provide strong financial incentives to the Company’s executive officers, at a reasonable cost to the Company and its stockholders. Compensation consists principally of base salary, performance bonuses and awards of shares of restricted common stock under the Company’s 2003 Omnibus Stock Incentive Plan. The restricted common stock awards granted to the Company’s executive officers are intended to incentivize the executive officers to work towards achieving long-term operational and financial goals that will ultimately be reflected in stock value and the vesting schedule for restricted common stock awards is intended to facilitate executive retention.

The Compensation Policy Committee of the Board of Directors assumed responsibility for executive officer compensation matters following the completion of the Company’s initial public offering.

Section 162(m) of the Internal Revenue Code generally sets a limit of $1.0 million on the amount of annual compensation paid to an executive officer (other than certain enumerated categories of compensation, including performance-based compensation) that may be deducted by a publicly-held company. It is the policy of the Board of Directors and the Compensation Policy Committee to seek to qualify executive compensation for deductibility to the extent that such policy is consistent with the Company’s overall objectives and executive compensation policy. Compensation attributable to restricted common stock awards granted during 2003 under the Company’s 2003 Omnibus Stock Incentive Plan is excluded from the $1.0 million limit under transition rules contained in applicable Treasury regulations. None of the Company’s executive officers received compensation in 2003 in excess of the limits imposed under Section 162(m).

2003 Executive Officer Compensation

During 2003, the Company’s compensation for its executive officers consisted principally of base salary and restricted common stock awards. The base salary amounts are provided for in each executive officer’s employment agreement. In setting these base salaries, the Board of Directors used an evaluation process considering the officer’s position, level and scope of responsibility and an independent compensation study of base salaries of other executive officers prepared by an independent compensation consulting firm. The Board of Directors also sought to set base salaries at levels that, in the opinion of the members of the Board of Directors, provided competitive base compensation while allowing a significant portion of each executive officer’s total compensation to be derived from incentive pay in the form of the awards of restricted common stock and performance bonuses. The number of shares of restricted common stock granted to each individual was determined based on a number of factors, including the individual’s degree of responsibility, ability to affect future Company performance and consideration of the independent compensation study.

2003 Chief Executive Officer Compensation

During 2003, the Board of Directors of the Company entered into an employment agreement with Mr. Francis, the Company’s President and Chief Executive Officer. The Employment Agreement provided Mr. Francis a base salary for 2003 at an annual rate of $415,000, which amount is subject to annual increase by the Compensation Policy Committee. In the view of the Board of Directors, the initial base salary provided to Mr. Francis under his employment agreement is roughly comparable to, the average base salary awarded by comparable companies to their chief executive officers. The long-term incentive component of Mr. Francis’ compensation includes 272,000 shares of restricted stock awarded by the Board of Directors. Shorter term incentive compensation is provided in the form of annual bonuses. For 2004, the Compensation Policy Committee expects that Mr. Francis may be awarded an annual bonus of up to 125% of his base salary.

Submitted by:

Board of Directors (prior to our initial public offering)	Compensation Policy Committee (following our initial public offering)

Bruce D. Wardinski James L. Francis	William L. Wilson (Chairman) Francisco L. Borges Margaret A. Sheehan

Compensation Policy Committee Interlocks and Insider Participation

There are no interlock relationships as defined in the applicable SEC rules.

PROPOSAL 2

APPROVAL OF 2003 OMNIBUS STOCK INCENTIVE PLAN

The Board of Directors unanimously recommends that the stockholders vote FOR the proposal to approve the 2003 Omnibus Stock Incentive Plan

To approve the 2003 Omnibus Stock Incentive Plan, a majority of the shares present and voting must vote FOR the approval of the 2003 Omnibus Stock Incentive Plan. Unless you direct otherwise, if you grant a proxy your shares will be voted FOR the proposal to approve the 2003 Omnibus Stock Incentive Plan.

Introduction

We have established an Omnibus Stock Incentive Plan (the “Plan”) for the purpose of recruiting and retaining our and our affiliates’ executive officers, employees, directors and consultants. The Plan authorizes the issuance of options to purchase shares of common stock and the grant of restricted common stock awards, stock appreciation rights, deferred shares, performance shares and performance units. Section 162(m) of the Internal Revenue Code (“Section 162(m)”) limits a corporation’s income tax deduction for compensation paid to each executive officer to $1 million per year unless the compensation qualifies as “performance-based compensation.” In general, for a grant under the Plan to qualify as “performance-based compensation,” the Plan must have been approved by the Company’ public stockholders. Stock options, stock awards and stock appreciation rights granted under the Plan during a transition period ending in the earlier of the date of a material modification of the Plan or the 2007 annual meeting of stockholders are, however, exempt from the deduction disallowance rule of Section 162(m). Other awards of compensation under the Plan may also be exempt from the deduction disallowance role of Section 162(m) if payment of the award is made during the transition period. The availability of the exemption for awards of performance-based compensation not covered by the transition period rule depends upon obtaining approval of the Plan by the Company’s public stockholders. The Board of Directors determined that it was in the best interests of the Company to seek stockholder approval at the 2004 Annual Meeting of Stockholders.

We are asking you to approve the Plan as described below. No additional grants under the Plan will be made following the 2004 Annual Meeting of Stockholders unless the stockholders approve the Plan.

Set forth below is summary of material terms of the Plan. All statements herein are intended only to summarize the Plan and are qualified in their entirety by reference to the Plan itself. For a more complete description of the terms of the Plan, however, you should read a copy of the Plan which is attached as Appendix B.

A. Summary of the 2003 Omnibus Stock Incentive Plan

Administration. Administration of the Plan is carried out by the Compensation Policy Committee of the Board of Directors. The Compensation Policy Committee may delegate a portion of its authority under the Plan to one or more officers, but it may not delegate its authority with respect to awards to individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended. As used in this summary, the term “administrator” means the Compensation Policy Committee or its delegate.

Eligibility. Our officers and employees and those of our operating partnership and other subsidiaries are eligible to participate in the Plan. Our directors and other persons that provide consulting services to us and our subsidiaries are also eligible to participate in the Plan. The term subsidiary is used in the summary to refer to both corporate subsidiaries and other entities, such as partnerships and limited liability companies, for which we directly or indirectly control at least 50% of the equity and any other entity in which we have a material equity interest and which is designated as an “affiliate” by the Compensation Policy Committee.

Maximum Shares and Award Limits. Under the Plan, the maximum number of shares of common stock that may be subject to stock options, stock awards, deferred shares or performance shares and covered by stock appreciation rights is 2,002,000. No one participant may receive awards for more than 500,000 shares of common stock in any one calendar year. The maximum number of performance units that may be granted to a participant in any one calendar year is 750,000 for each full or fractional year included in the performance period for the award granted during the calendar year. These limitations, and the terms of outstanding awards, will be adjusted without the approval of our stockholders as the administrator determines is appropriate in the event of a stock dividend, stock split, reclassification of stock or similar events. If an option terminates, expires or becomes unexercisable, or shares of common stock subject to a stock award, grant of performance shares, grant of deferred shares or stock appreciation right are forfeited, the shares subject to such option, stock award, grant of performance shares, grant of deferred shares or stock appreciation right are available under the first sentence of this paragraph for future awards under the Plan. In addition, shares which are issued under any type of award under the Plan and which are repurchased or reacquired by us at the original purchase price for such shares are also available under the first sentence of this paragraph for future awards under the Plan.

Stock Options. The Plan provides for the grant of both options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (the “Code”) and options that are not intended to so qualify. Options intended to qualify as incentive stock options may be granted only to persons who are our employees or are employees of our subsidiaries which are treated as corporations for federal income tax purposes. No participant may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant), in excess of $100,000.

The administrator will select the participants who are granted options and, consistent with the terms of the Plan, will prescribe the terms of each option, including the vesting rules for such option. The option exercise price cannot be less than the common stock’s fair market value on the date the option is granted, and in the event a participant is deemed to be a 10% owner of our Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of the common stock’s fair market value on the date the option is granted. The Plan prohibits repricing of an outstanding option, and therefore, the administrator may not, without the consent of the stockholders, lower the exercise price of an outstanding option. This limitation does not, however, prevent adjustments resulting from stock dividends, stock splits, reclassifications of stock or similar events. The option price may be paid in cash or, with the administrator’s consent, by surrendering shares of common stock, or a combination of cash and shares of common stock. Options may be exercised in accordance with requirements set by the administrator. The maximum period in which an option may be exercised will be fixed by the administrator but cannot exceed ten years, and in the event a participant is deemed to be a 10% owner of our Company or one of our corporate subsidiaries, the maximum period for an incentive stock option granted to such participant cannot exceed five years. Options generally will be nontransferable except in the event of the participant’s death but the administrator may allow the transfer of non-qualified stock options through a gift or domestic relations order to the participant’s family members.

Unless provided otherwise in a participant’s stock option agreement and subject to the maximum exercise period for the option, an option generally will cease to be exercisable upon the earlier of three months following the participant’s termination of service with us or our affiliate or the expiration date under the terms of the participant’s stock option agreement. The right to exercise an option will expire immediately upon termination if the termination is for “cause” or a voluntary termination any time after an event that would be grounds for termination for cause. Upon death or disability, the option exercise period is extended to the earlier of one year from the participant’s termination of service or the expiration date under the terms of the participant’s stock option agreement.

Stock Awards and Performance Based Compensation. The administrator also will select the participants who are granted restricted common stock awards and, consistent with the terms of the Plan, will establish the terms of each stock award. A restricted common stock award may be subject to payment by the participant of a purchase price for shares of common stock subject to the award, and a stock award may be subject to vesting requirements or transfer restrictions or both, if so provided by the administrator. Those requirements may include, for example, a requirement that the participant complete a specified period of service or that certain performance objectives be achieved. The performance objectives may be based on the individual performance of the participant, our performance or the performance of our affiliates, subsidiaries, divisions, departments or functions in which the participant is employed or has responsibility. In the case of a performance objective for an award intended to qualify as “performance based compensation” under Section 162(m), the objectives are limited to specified levels of and increases in our or a business unit’s return on equity; total earnings; earnings per share; earnings growth; return on capital; return on assets; economic value added; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; sales growth; gross margin return on investment; increase in the fair market value of the shares; share price (including but not limited to growth measures and total stockholder return); net operating profit; cash flow (including, but not limited to, operating cash flow and free cash flow); cash flow return on investments (which equals net cash flow divided by total capital); internal rate of return; increase in net present value or expense targets. Transfer of the shares of common stock subject to a stock award normally will be restricted prior to vesting.

Stock Appreciation Rights. The administrator also will select the participants who receive stock appreciation rights under the Plan. A stock appreciation right entitles the participant to receive a payment of up to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the base value for a share of common stock as established by the administrator at the time of grant of the award. A stock appreciation right will be exercisable at such times and subject to such conditions as may be established by the administrator. A stock appreciation right may be granted either alone or in tandem with other awards under the Plan. The amount payable upon the exercise of a stock appreciation right may be settled in cash or by the issuance of shares of common stock.

Deferred Shares. The Plan also authorizes the grant of deferred shares, i.e., the right to receive a future delivery of shares of common stock, if certain conditions are met. The administrator will select the participants who are granted awards of deferred shares and will establish the terms of each grant. The conditions established for earning the grant of deferred shares may include, for example, a requirement that certain performance objectives, such as those described above, be achieved.

Performance Shares and Performance Units. The Plan also permits the grant of performance shares and performance units to participants selected by the administrator. A performance share is an award designated in a specified number of shares of common stock that is payable in whole or in part, if and to the extent certain performance objectives are achieved. A performance unit is a cash bonus equal to $1.00 per unit awarded that is payable in whole or in part, if and to the extent certain performance objectives are achieved. The performance objectives will be prescribed by the administrator for grants intended to qualify as “performance based compensation” under Section 162(m) and will be stated with reference to the performance objectives described above. A grant of performance units may be settled by payment of cash, shares of common stock or a combination of cash and shares and may grant to the participant or reserve to the administrator the right to elect among these alternatives.

Amendment and Termination. No awards may be granted under the Plan after the tenth anniversary of the adoption of the Plan. The Board of Directors may amend or terminate the Plan at any time, but an amendment will not become effective without the approval of our stockholders (within 12 months of the date such amendment is adopted by the Board of Directors) if it increases the aggregate number of shares of common stock that may be issued under the Plan, changes the class of employees eligible to receive incentive stock options or stockholder approval is required by any applicable law, regulation or rule, including any rule of the NYSE. No amendment or termination of the Plan will affect a participant’s rights under outstanding awards without the participant’s consent.

B. Federal Income Tax Aspects of the Plan

This is a brief summary of the federal income tax aspects of awards that may be made under the Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. The tax consequences of awards under the Plan depend upon the type of award and if the award is to an executive officer, whether the award qualifies as performance-based compensation under Section 162(m) of the Code.

Incentive Stock Options. The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient’s liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the stock until more than one year after the receipt of the stock and two years after the option was granted, then, upon sale or disposition of the stock, the difference between the exercise price and the market value of the stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the stock for the minimum required time, at the time of the disposition of the stock, the recipient will recognize ordinary income in the year of disposition in an amount equal any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. The Company will not receive a tax deduction for incentive stock options which are taxed to a recipient as capital gains; however, the Company will receive a tax deduction if the sale of the stock does not qualify for capital gains tax treatment.

Nonqualified Stock Options. The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of nonqualified stock options when the stock options are exercised. The difference between the exercise price of the option and the fair market value of the stock purchased on such date is taxed as ordinary income. Thereafter, the tax basis for the acquired stock is equal to the amount paid for the stock plus the amount of ordinary income recognized by the recipient. The Company will take a tax deduction equal to the amount of ordinary income realized by the option recipient by reason of the exercise of the option.

Other Awards. The payment of other awards under the Plan will generally be treated as ordinary compensation income at the time of payment or, in the case of restricted common stock subject to a vesting requirement, at the time substantial vesting occurs. A recipient who receives restricted shares which are not substantially vested, may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares. The amount of ordinary compensation income is equal to the amount of any cash and the amount by which the then fair market value of any common stock received by the participant exceeds the purchase price, if any, paid by the participant. Subject to the application of Section 162(m), the Company will receive a tax deduction for the amount of the compensation income.

Section 162(m). Section 162(m) would render non-deductible to the Company certain compensation in excess of $1,000,000 in any year to certain executive officers of the Company unless such excess is “performance-based compensation” (as defined in the Code) or is otherwise exempt from Section 162(m), such as under the transition rule described above. Options, stock appreciation rights, performance units and performance shares granted under the Plan are designed to qualify as performance-based compensation. As described above with respect to restricted common stock and deferred shares, the administrator may condition such awards on attainment of one or more performance goals that are intended to qualify such awards as performance-based compensation.

C. Other Matters

During 2003, restricted common stock awards under the Plan were made to our officers and non-executive directors as follows:

Name and Position	Stock Awards
James L. Francis	272,000
President and Chief Executive Officer

Patrick W. Campbell	118,500
Executive Vice President and Chief Investment Officer

Tracy M.J. Colden	118,500
Executive Vice President, General Counsel and Secretary

Douglas W. Vicari	118,500
Executive Vice President, Chief Financial Officer and Treasurer

Executive Group	627,500

Non-Executive Director Group (1)	205,000

Non-Executive Officer Employee Group	—

(1)	Includes 175,000 shares of restricted common stock granted to Bruce D. Wardinski, Chairman of the Board. The remaining shares granted to other directors were immediately vested when granted.

All future awards under the Plan will be discretionary and therefore are not determinable at this time.

On April 8, 2004, the closing price of the Company’s common stock on the New York Stock Exchange was $11.00 per share.

Vote Required for Approval of Proposal 2

Approval of the proposal to approve the 2003 Omnibus Stock Incentive Plan will require a majority of votes cast at a meeting of stockholders duly called and at which a quorum is present. If a stockholder, present in person or by proxy, abstains from voting, the stockholder’s shares will not be voted. An abstention from voting has the same legal effect as a vote “against” the proposal. If a stockholder holds shares in a broker’s account and has given specific voting instructions, the shares will be voted in accordance with those instructions. If no voting instructions are given, the stockholder’s shares will not be voted with respect to the proposal and will not be counted in determining the number of shares entitled to vote on record.

OTHER MATTERS

Incorporation by Reference

To the extent that this proxy statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this proxy statement entitled “Report of the Compensation Policy Committee,” “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) and “Comparison of Stockholder Return” will not be deemed incorporated, unless specifically provided otherwise in such filing.

Other Matters

As of the date of this proxy statement, the Board does not intend to present any matter for action at the 2004 Annual Meeting of Stockholders other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

Stockholder Proposals for 2005 Annual Meeting of Stockholders

To be eligible for inclusion in the proxy materials for the Company’s 2005 Annual Meeting of Stockholders, stockholder proposals must be received at the Company’s principal executive offices, Attention: Secretary, by December 10, 2004. A stockholder who wishes to present a proposal at the Company’s 2005 Annual Meeting of Stockholders, but who does not request that the Company solicit proxies for the proposal, must submit the proposal to the Company’s principal executive offices, Attention: Secretary, no earlier than December 15, 2004 and no later than January 14, 2005.

Annual Report

A copy of our 2003 Annual Report is enclosed. You may also obtain a copy of our 2003 Annual Report on Form 10-K without charge by writing to: Highland Hospitality Corporation, 8405 Greensboro Drive, Suite 500, McLean, Virginia 22102, Attn: Secretary. Our 2003 Annual Report on Form 10-K is also available through the Company’s website at www.highlandhospitality.com. The Company’s 2003 Annual Report on Form 10-K is not proxy soliciting material.

BY ORDER OF THE BOARD OF DIRECTORS

Tracy M.J. Colden Secretary

April 9, 2004

Appendix A

HIGHLAND HOSPITALITY CORPORATION

AUDIT COMMITTEE CHARTER

Purpose

The primary purpose of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Highland Hospitality Corporation (the “Company”) is to (1) be solely responsible for the appointment, compensation and oversight of the work of the registered public accounting firm employed by the Company to audit its financial statements (the “independent auditor”), (2) approve any audit, audit-related, tax and other services provided by the independent auditor, (3) prepare an audit committee report as required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement, and (4) assist the Board in fulfilling its oversight responsibilities to the Company and its stockholders by overseeing (a) the processes involved in the preparation and review of the financial statements provided to the Board and to investors and the quality and integrity of such financial statements; (b) the Company’s compliance with legal and regulatory requirements; (c) the independent auditor’s qualifications and independence; and (d) the performance of the Company’s internal audit function and the independent auditor.

The Audit Committee’s primary duties and assigned roles are to:

•	Serve as an independent and objective body to monitor and assess the Company’s compliance with legal and regulatory requirements, the Company’s financial reporting processes and related internal quality-control procedures and the performance, generally, of the Company’s internal audit function.

•	Oversee the audit, audit-related, tax and other services provided by the independent auditor and be directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent auditor, who shall report directly to the Audit Committee.

•	Provide an open avenue of communication among the independent auditor, accountants, financial and senior management, the internal auditing department and the Board, and resolve any disagreements between management and the independent auditor regarding financial reporting.

Organization

The Audit Committee shall be composed of three or more members of the Board. All members must be financially literate as reasonably interpreted by the Board and must be “independent.” To be considered “independent,” the member must satisfy, as determined by the Board, the requirements of all applicable laws and regulations relative to the independence of directors and audit committee members, including without limitation the requirements of the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. At all times at least one member of the Audit Committee shall be a “financial expert” within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations of the SEC promulgated thereunder, all as in effect from time to time.

The members of the Audit Committee shall be appointed annually by the Board, and the members of the Audit Committee shall appoint one of their number as the Chairman. Any responsibilities of the Audit Committee may be delegated by the Audit Committee to the Chairman or any other member; provided that any delegate shall report any actions taken by him or her to the whole Audit Committee at its next regularly scheduled meeting. If an Audit Committee member simultaneously serves or, upon appointment, would serve on the audit committee of more than three public companies, continued service or appointment is contingent on a Board determination that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee.

Compensation of Members

Compensation for service on the Audit Committee shall be limited to fees and compensation permitted under the Securities Exchange Act of 1934, the rules and regulations of the SEC promulgated thereunder and the rules and regulations of the New York Stock Exchange.

Meetings

The Audit Committee shall meet no less frequently than quarterly, and shall meet more frequently as circumstances dictate. The Chairman shall be responsible for leadership of the Audit Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting for the Audit Committee to the Board. The Audit Committee may request any officer or employee of the Company or the Company’s internal and outside legal counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall have direct access to management, internal staff, the independent auditor and the Company’s internal and outside legal counsel, both at meetings and otherwise.

Responsibilities and Duties

In furtherance of its responsibilities, the Audit Committee believes its policies and procedures should remain flexible to best react to changing conditions and to ensure to the Board and the stockholders that the corporate accounting and reporting practices of the Company are in accordance with all applicable legal and regulatory requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee shall:

1. Review this Charter at least annually and update this Charter to the extent the Audit Committee determines it to be necessary or advisable.

2. Have sole authority to (i) retain and terminate the independent auditor, who shall report directly to the Audit Committee, and (ii) approve all audit engagement fees and terms and any audit, audit-related, tax or other services (to the extent permitted under applicable law) with the independent auditor. Following its creation, the Audit Committee shall, to the extent not previously approved by the full Board, approve in advance, in accordance with a pre-approval policy if any is approved by the full Board or the Audit Committee, the provision by the independent auditor of all services to be performed by the independent auditor. The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of: (i) compensation to the independent auditor retained by the Company for the purpose of preparing or issuing an audit report or performing audit review or attest services for the Company, (ii) compensation to any independent counsel or external advisors employed by the Audit Committee; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

3. Take appropriate action to oversee the independence of the independent auditor, including:

(a) reviewing the experience and qualifications of the senior members of the independent auditor team; evaluating the qualifications, performance and independence of the independent auditor, including the review and evaluation of the lead partner of the independent auditor, and whether the auditor’s quality controls are adequate and the provision of non-audit services is in compliance with applicable law and compatible with maintaining the auditor’s independence, taking into account the opinions of management and the internal auditor; and presenting its conclusions to the full Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the independent auditor.

(b) periodically reviewing any transactional or other relationships between the Company and the independent auditor.

(c) ensuring its receipt at least annually from the independent auditor, and reviewing, a formal written report from the independent auditor delineating (i) the independent auditor’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control reviews, or by peer reviews, of the independent auditor, or any inquiry or investigation by any governmental or professional authorities, within the preceding five years, respecting any one or more audits conducted by the independent auditor, and any steps taken to deal with any such issues, and (iii) (to assess the auditor’s independence) all relationships between the independent auditor and the Company. The Audit Committee shall also review steps taken by the independent auditor to address any findings in any of the foregoing reviews.

(d) actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor.

(e) taking appropriate action or recommending to the Board such appropriate action, as necessary, on any disclosed relationships to satisfy itself of the independent auditor’s independence.

(f) complying with all relevant laws and regulations relative to the independence of the independent auditor, including but not limited to (i) rotation of independent auditor or outside audit personnel and (ii) the performance of services by an outside audit firm when a former employee of that firm currently serves as chief executive officer, chief financial officer, chief accounting officer or equivalent officer of the Company.

(g) establishing clear hiring policies relating to the retention by the Company of employees or former employees of the independent auditor.

4. Meet with management, the internal auditor and the independent auditor in separate executive sessions at least quarterly.

5. Review with management and the independent auditor (and where appropriate the internal auditor) at the completion of the annual and each quarterly examination:

(a) the Company’s annual audited and quarterly financial statements, including the Company’s disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and, in the case of quarterly financial statements, the results of the independent auditor’s reviews of the quarterly financial statements;

(b) analyses prepared by management and/or the independent auditor setting forth the significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

(c) the effect of regulatory and accounting initiatives on the financial statements of the Company;

(d) any significant changes required in the independent auditor’s audit plan;

(e) any material correcting adjustments that have been identified by the independent auditor in accordance with generally accepted accounting principles and applicable laws, rules and regulations;

(f) any material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses;

(g) their assessments of the adequacy of the Company’s internal control structure and procedures of the Company for financial reporting and the resolution of any identified material weaknesses in such internal control structure and procedures; and

(h) other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards, including under Statement on Auditing Standards No. 61, Communications with Audit Committees.

6. Review with the independent auditor any audit problems or difficulties the auditor encountered in the course of the audit work, including (i) any restrictions on the scope of the independent auditor’s activities or on access to requested information and (ii) any significant disagreements with management. The Audit Committee shall have sole authority to resolve any disagreements between management and the independent auditor.

7. Review with the independent auditor their plans for, and the scope of, their annual audit for the current year and other examinations of the Company’s financial information and the audit procedures to be utilized.

8. Consider the independent auditor’s reports and judgments brought to the attention of the Audit Committee about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting, significant accounting policies, audit conclusions regarding the reasonableness of significant accounting estimates and any audit adjustments. Also, the Audit Committee shall review and consider information received from the independent auditor regarding all critical accounting policies and practices to be used by the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management, including any management letter or schedule of unadjusted differences.

9. Review and discuss the Company’s earnings press releases and financial information and earnings guidance provided to analysts and rating agencies, though this may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and the Audit Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

10. Inquire of management, other internal staff, and/or the independent auditor about significant risks or exposures, the Company’s processes for identifying and assessing such risks and exposures and the steps management has taken to minimize such risks and exposures to the Company. Also, review and assess the Company’s guidelines and policies that govern the processes for identifying and assessing significant risks or exposures and for formulating and implementing steps to minimize such risks and exposures to the Company.

11. Establish and maintain an internal audit department of the Company to provide management and the Audit Committee with ongoing assessments of the Company’s risk management processes and internal quality-control procedures. The Audit Committee may choose to outsource this function to a third-party service provider (other than the independent auditor). The Audit Committee shall review the performance of the internal auditor, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditor. The Audit Committee shall receive as necessary notification of material adverse findings from internal audits and a progress report on the proposed internal audit plan, as appropriate, with explanations for changes from the original plan.

12. Review compliance with the Company’s Code of Business Conduct and Ethics annually. The Audit Committee shall review with the Company’s counsel legal and regulatory matters brought to the attention of the Audit Committee that may have a material impact on the financial statements or compliance policies. The Audit Committee shall respond appropriately to any matters reported to the Audit Committee by counsel, including adopting, as necessary, appropriate remedial measures or sanctions, or recommending such action to the Board. To the extent required by applicable laws or regulations, the Company shall disclose, by means of the filing of an applicable SEC reporting form, dissemination by the Internet or by other electronic means, any waiver of or change in the Code of Business Conduct and Ethics for senior executive or financial officers.

13. Review the procedures established in the Code of Business Conduct and Ethics for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

14. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

15. Report regularly to the full Board and review any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditor, or the performance of the internal audit function.

16. Evaluate annually the performance of the Audit Committee, including a review of (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company, and (iv) earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

17. Conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities.

18. Obtain, at such times and on such terms as the Audit Committee determines in its sole discretion and at the Company’s expense, advice and assistance from outside legal, accounting and other advisors as it determines necessary to carry out its duties.

19. Perform such other functions as may be required by applicable laws, rules and regulations and the Company’s Articles of Incorporation or Bylaws, or by the Board.

Limitation of Audit Committee’s Role

The independent auditor and the internal auditing department are or shall be ultimately accountable to the Audit Committee, in its capacity as a committee of the Board, and to the full Board. While the Audit Committee has the oversight, supervisory and other powers and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits, to implement internal controls, or to determine or certify that the Company’s financial statements are complete and accurate or are in compliance with generally accepted accounting principles. These matters and tasks are the responsibility of the Company’s management, internal auditor and the independent auditor. Likewise, it is the responsibility of the Company’s management and/or the independent auditor to bring appropriate matters to the attention of the Audit Committee, and to keep the Audit Committee informed of matters which the Company’s management or the independent auditor believe require attention, guidance, resolution or other actions, the bases therefore and other relevant considerations. While it is not the duty of the Audit Committee to conduct investigations or to assure compliance with applicable laws, rules and regulations, the Audit Committee may take such actions with respect to such matters, as it deems necessary or advisable in fulfilling its duties identified above.

To the fullest extent permissible under applicable law, each member of the Audit Committee is entitled to rely in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Audit Committee by any of the Company’s officers, employees, or committees, the independent auditor, the internal auditing department or any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

*             *             *

It is acknowledged that all of the above listed tasks and focus areas may not be relevant to all of the matters and tasks that the Audit Committee may consider and act upon from time to time, and the members of the Audit Committee in their judgment may determine the relevance thereof and the attention such items shall receive in any particular context.

Adopted by the Board of Directors on January 23, 2004.

Appendix B

HIGHLAND HOSPITALITY CORPORATION

2003 OMNIBUS STOCK INCENTIVE PLAN

1. Purpose

The Highland Hospitality Corporation 2003 Omnibus Stock Incentive Plan is intended to promote the best interests of Highland Hospitality Corporation and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation and (iii) associating the interests of such persons with those of the Corporation and its affiliates and stockholders.

2. Definitions

As used in the Plan the following definitions shall apply:

“Affiliate” means any Subsidiary, any Parent, any entity (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, and any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.

“Award” means any Option, Stock Award, Performance Unit or Performance Share granted hereunder.

“Board” means the Board of Directors of the Corporation.

“Cause” means in the case where the Participant does not have an employment, consulting or similar agreement in effect with the Corporation or its Affiliate or where there is such an agreement but it does not define “cause” (or words of like import), conduct related to the Participant’s service to the Corporation or an Affiliate for which either criminal or civil penalties against the Participant may be sought, misconduct, insubordination, material violation of the Corporation’ or its Affiliate’s policies, disclosing or misusing any confidential information or material concerning the Corporation or any Affiliate or material breach of any employment, consulting agreement or similar agreement, or in the case where the Participant has an employment agreement, consulting agreement or similar agreement that defines a termination for “cause” (or words of like import), “cause” as defined in such agreement; provided, however, that with regard to any agreement that defines “cause” on occurrence of or in connection with change of control, such definition of “cause” shall not apply until a change of control actually occurs and then only with regard to a termination thereafter.

“Code” means the Internal Revenue Code of 1986, and any amendments thereto.

“Committee” means the Compensation Policy Committee of the Board acting as administrator of the Plan pursuant to Section 3 hereof. The Committee shall consist solely of three (3) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the New York Stock Exchange, “independent” within the meaning of such rules; and (iii) at such times as an Award under the Plan by the Corporation is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief) “outside directors” within the meaning of Section 162(m) of the Code. Notwithstanding the preceding designation of the Compensation Policy Committee and the qualifications for membership on the Committee, prior to the date that the Corporation has a class of equity securities registered under the Exchange Act, he “Committee” means the Board.

“Common Stock” means the common stock, $0.01 par value, of the Corporation.

“Consultant” means any person, other than an employee, performing consulting or advisory services for the Corporation or any Affiliate, or a director of an Affiliate.

“Continuous Service” means that the Participant’s service with the Corporation or an Affiliate, whether as an employee, Director or Consultant, is not interrupted or terminated. A Participant’s Continuous Service shall not be deemed to have been interrupted or terminated merely because of a change in the capacity in which the Participant renders service to the Corporation or an Affiliate as an employee, Consultant or Director or a change in the entity for which the Participant renders such service. The Participant’s Continuous Service shall be deemed to have terminated either upon an actual termination or upon the entity for which the Participant is performing services ceasing to be an Affiliate of the Corporation. The Committee shall determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Corporation, including sick leave, military leave or any other personal leave.

“Corporation” means Highland Hospitality Corporation, a Maryland corporation.

“Corporation Law” means the general corporation law of the jurisdiction of incorporation of the Corporation.

“Deferral Period” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.C of the Plan.

“Deferred Shares” means the an award pursuant to Section 7.C of the Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

“Director” means a member of the Board.

“Disability” means that a Participant covered by a Corporation- or Affiliate-funded long term disability insurance program has incurred a total disability under such insurance program and a Participant not covered by such an insurance program has suffered a permanent and total disability within the meaning of Section 22(e)(3) of the Code or any successor statute thereto.

“Eligible Person” means an employee of the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan), a Director or a Consultant to the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

(i) If the Common Stock is traded on New York Stock Exchange or is listed on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange which is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii) In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.

“Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

“Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

“Option” means any option to purchase shares of Common Stock granted under the Plan.

“Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means an Eligible Person who is selected by the Committee to receive an Option or Stock Award and is party to any Stock Option Agreement or Stock Award Agreement required by the terms of such Option or Stock Award.

“Performance Agreement” means an agreement described in Section 8.1 of the Plan.

“Performance Objectives” means the performance objectives established pursuant to the Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Committee, Deferred Shares or Restricted Stock Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Affiliate, subsidiary, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility. Any Performance Objectives applicable to Awards to the extent that such and Award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall be limited to specified levels of or increases in the Corporation’s or a business unit’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin return on investment, increase in the Fair Market Value of the shares, share price (including but not limited to growth measures and total shareholder return), net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation (including an event described in Section 9.B.), or the manner in which it conducts is business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable provided, however, that no such modification shall be made to an Award intended to qualify as performance-based compensation under Section 162(m) of the Code unless the Committee determines that such modification will not result in loss of such qualification or the Committee determines that loss of such qualification is in the best interests of the Corporation.

“Performance Period” means a period of time established under Section 8 of the Plan within which the Performance Objectives relating to a Performance Share, Performance Unit, Deferred Share or Restricted Stock Award are to be achieved.

“Performance Share” means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of the Plan.

“Performance Unit” means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of the Plan.

“Plan” means this Highland Hospitality Corporation 2003 Omnibus Stock Incentive Plan.

“Restricted Stock Award” means an award of Common Stock under Section 7.A.

“Securities Act” means the Securities Act of 1933 as amended.

“Stock Award” means a Restricted Stock Award, award of Deferred Shares or award of Stock Appreciation Rights.

“Stock Appreciation Right” means an award of a right of the Participant to receive a payment in accordance with the provisions of Section 7.B.

“Stock Award Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and shall include such terms and conditions as the Committee shall authorize.

“Stock Option Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of the Plan and shall include such terms and conditions as the Committee shall authorize.

“Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate, trust or other entity shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

3. Administration

A. Administration. The Committee shall serve as the administrator of the Plan. If permitted by the Corporation Law, and not prohibited by the charter or the bylaws of the Corporation, the Committee may delegate a portion of its authority to administer the Plan to an officer or officers of Corporation designated by the Committee.

B. Powers of the Committee. Subject to the provisions of the Plan, and subject at all times to the terms and conditions of the delegation of authority from the Board, the Committee shall have the authority to implement, interpret and administer the Plan. Such authority shall include, without limitation, the authority:

(i) To construe and interpret all provisions of the Plan and all Stock Option Agreements, Performance Award Agreements and Stock Award Agreements under the Plan.

(ii) To determine the Fair Market Value of Common Stock.

(iii) To select the Eligible Persons to whom Awards, are granted from time-to-time hereunder.

(iv) To determine the number of shares of Common Stock covered by an Option or Stock Award; determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and determine such other terms and conditions, not inconsistent with the terms of the Plan, of each Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in the Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued pursuant to Awards. Such terms may include conditions as shall be determined by the Committee and need not be uniform with respect to Participants.

(v) To amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Option or Stock Award; and to determine the time at which a Stock Award or Common Stock issued under the Plan may become transferable or nonforfeitable.

(vi) To prescribe the form of Stock Option Agreements, Performance Award Agreements and Stock Award Agreements; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan.

Any decision made, or action taken, by the Committee or in connection with the administration of the Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

4. Eligibility

A. Eligibility for Awards. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or Subsidiary. Other Awards may be granted to any Eligible Person selected by the Committee.

B. Substitution Awards. The Committee may make Stock Awards and may grant Options under the Plan by assumption, substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Corporation (and/or its Affiliate) and such other entity (and/or its affiliate). Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), the terms of such assumed, substituted or replaced Stock Awards or Options shall be as the Committee, in its discretion, determines is appropriate.

5. Common Stock Subject to Plan

A. Share Reserve and Limitations on Grants. Subject to adjustment as provided in Section 9, the maximum aggregate number of shares of Common Stock that may be (i) issued under the Plan pursuant to the exercise of Options, (ii) issued pursuant to Restricted Stock Awards, Deferred Shares or Performance Shares, and (iii) covered by Stock Appreciation Rights is 1,777,000 shares of Common Stock, which amount shall, if the underwriters for the initial registered public offering of the Corporation’s Common Stock exercise their over-allotment option to purchase additional shares of Common Stock pursuant to their underwriting agreement, be increased 45 days following the consummation of the initial registered public offering of the Corporation’s Common Stock by the lesser of (x) five percent (5%) of the number of shares of Common Stock issued by the Corporation pursuant to exercise of the underwriter’s over-allotment option with respect to such public offering or (y) 225,000 shares. No Participant may receive Awards representing more than 500,000 shares in any one calendar year. In addition, the maximum number of Performance Units that may be granted to a Participant in any one calendar year is 750,000 for each full or fractional year included in the Performance Period for the grant of Performance Units during such calendar year. This limitation shall be applied as of any date by taking into account the number of shares available to be made the subject of new Awards as of such date, plus the number of shares previously issued under the Plan and the number of share subject to outstanding Awards as of such date.

B. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock (or shares subject to an unexercised Stock Appreciation Right) which were subject thereto shall become available for future grant under the Plan. Shares of Common Stock that have been actually issued under the Plan shall not be returned to the share reserve for future grants under the Plan; except that shares of Common Stock issued pursuant to a Stock Award which are repurchased or reacquired by the Corporation at the original purchase price of such shares (including, in the case shares forfeited back to the Corporation, no purchase price), shall be returned to the share reserve for future grant under the Plan. For avoidance of doubt, this Section 5B shall not apply to any per Participant limit set forth in Section 5A.

C. Source of Shares. Common Stock issued under the Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6. Options

A. Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule applicable to such Option and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

B. Exercise Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i) The exercise price per share for Common Stock subject to a Nonqualified Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value on the date of grant.

(ii) The exercise price per share for Common Stock subject to an Incentive Stock Option:

•	granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

•	granted to any other Participant, shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

C. Maximum Option Period. The maximum period during which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

D. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any of its Subsidiaries or Parent) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

E. Nontransferability. Options granted under the Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant’s family members to the extent in compliance with applicable securities registration rules. The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided that unless the Committee approves a subsequent transfer, such Option shall be nontransferable by the initial transferee of such Option except by will or by the laws of descent and distribution. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

F. Vesting and Termination of Continuous Service. Except as provided in a Stock Option Agreement, the following rules shall apply:

(i) Options will vest as provided in the Stock Option Agreement. An Option will be exercisable only to the extent that it is vested on the date of exercise. Vesting of an Option will cease on the date of the Participant’s termination of Continuous Service and the Option will be exercisable only to the extent the Option is vested on the date of termination of Continuous Service.

(ii) If the Participant’s termination of Continuous Service is for reason of death or Disability, the right to exercise the Option (to the extent vested) will expire on the earlier of (a) one (1) year after the date of the Participant’s termination of Continuous Service, or (b) the expiration date under the terms of the Stock Option Agreement. Until the expiration date, the Participant or, in the event of the Participant’s death (including death after termination of Continuous Service but before the right to exercise the Option expires) Participant’s heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.E.

(iii) If the Participant’s termination of Continuous Service is an involuntary termination without Cause or a voluntary termination (other than a voluntary termination described in Section 6.F(iv)), the right to exercise the Option (to the extent that it is vested) will expire on the earlier of (a) three months (3) after the date of the Participant’s termination of Continuous Service, or (b) the expiration date under the terms of the Stock Option Agreement. If the Participant’s termination of Continuous Service is an involuntary termination without Cause or a voluntary termination (other than a voluntary termination described in Section 6.F(iv)) and the Participant dies after his or her termination of Continuous Service but before the right to exercise the Option has expired, the right to exercise the Option (to the extent vested) shall expire on the earlier of (c) one (1) year after the date of the Participant’s termination of Continuous Service or (d) the date the Option expires under the terms of the Stock Option Agreement, and, until expiration, the Participant’s heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.E.

(iv) If the Participant’s termination of Continuous Service is for Cause or is a voluntary termination at any time after an event which would be grounds for termination of the Participant’s Continuous Service for Cause, the right to exercise the Option shall expire as of the date of the Participant’s termination of Continuous Service.

G. Exercise. An Option, if exercisable, shall be exercised by completion, execution and delivery of notice (written or electronic) to Corporation of the Option which states (i) the Option holder’s intent to exercise the Option, (ii) the number of shares of Common Stock with respect to which the Option is being exercised, (iii) such other representations and agreements as may be required by the Corporation and (iv) the method for satisfying any applicable tax withholding as provided in Section 10. Such notice of exercise shall be provided on such form or by such method as the Committee may designate, and payment of the exercise price shall be made in accordance with Section 6.H. Subject to the provisions of the Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with the Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock.

H. Payment.

(i) Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee. With the consent of and in accordance with such conditions as required by the Committee, payment of all or part of the exercise price of an Option may also be made (a) by surrendering shares of Common Stock to the Corporation, or (b) if the Common Stock is traded on an established securities market, the Committee may approve payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer.

(ii) If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the exercise price of the shares for which the Option is being exercised.

(iii) On or after the date any Option other than an Incentive Stock Option is granted, the Committee may determine that payment of the exercise price may also be made in whole or part in the form of Restricted Stock or other Common Stock that is subject to a risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee, whenever the exercise price is paid in whole or in part in accordance with this Section 6.H(iii), the Stock received by the Participant upon such exercise shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Participant, provided that such risks of forfeiture and restrictions on transfer shall apply only to the same number of shares received by the Participant as applied to the forfeitable or restricted shares surrendered by the Participant.

(iv) On or after the date any Option is granted, the Committee may provide for the automatic grant to the Participant of a reload Option in the event that the Participant surrenders shares in satisfaction of the exercise price upon the exercise of an Option as authorized under this Section 6.H. Each reload Option shall pertain to a number of shares equal to the number of shares utilized by the Participant to exercise the original Option, shall have an exercise price equal to Fair Market Value on the date that the reload Option is granted and shall expire on the stated exercise date of the original Option.

I. No Repricing of Options. The Committee may not without the approval of the stockholders of the Corporation lower the exercise price of an outstanding Option, whether by amending the exercise price of the outstanding Option or through cancellation of the outstanding Option and reissuance of a replacement or substitute Option; provided that stockholder approval shall not be required for adjustments made in connection with a capitalization event described in Section 9.B. in order to prevent enlargement, dilution or diminishment of rights.

J. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

K. Disposition. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Corporation.

7. Stock Awards

A. Restricted Stock Awards. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical, but each Restricted Stock Award shall include (through incorporation of the provisions hereof by references in the agreement or otherwise) the substance of each of the following provisions.

(i) Purchase Price. The Committee may establish a purchase price for Common Stock subject to a Restricted Stock Award.

(ii) Consideration. The purchase price, if any, of Common Stock acquired pursuant to the Restricted Stock Award shall be paid either: (a) in cash at the time of purchase, or (b) in any other form of legal consideration that may be acceptable to the Committee in its discretion.

(iii) Vesting. Shares of Common Stock acquired under a Restricted Stock Award may, but need not, be subject to a share repurchase option in favor of the Corporation in accordance with a vesting schedule to be determined by the Committee. Any grant or the vesting thereon may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of the Plan regarding Performance Shares and Performance Units.

(iv) Participant’s Termination of Service or Failure of Vesting. In the event of a Participant’s termination of Continuous Service before vesting or other failure of the Common Stock to vest, then, unless otherwise provided in the Stock Award Agreement, the Participant shall forfeit shares of Common Stock held by a Participant under the terms of a Restricted Stock Award which have not vested and for which no purchase price was paid by the Participant and the Corporation may repurchase or otherwise reacquire (including by way of forfeiture by the Participant) any or all of the shares of Common Stock held by the Participant which have not vested under the terms of the Stock Award Agreement for such Restricted Stock Award and for which a purchase price was paid by the Participant at such purchase price.

(v) Transferability. Rights to acquire shares of Common Stock under a Restricted Stock Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement for such Restricted Stock Award, as the Committee shall determine in its discretion, so long as Common Stock granted under the Restricted Stock Award remains subject to the terms of the Stock Award Agreement.

(vi) Additional Rights. Any grant may require that any or all dividends or other distributions paid on the shares acquired under a Restricted Stock Award during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional shares of Common Stock which may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee shall determine. Unless provided otherwise in the Stock Award Agreement, Participants holding shares of Common Stock subject to restrictions under a Stock Award Agreement may exercise full voting rights with respect to the shares.

B. Stock Appreciation Rights. Each Stock Award Agreement for Stock Appreciation Rights shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Appreciation Rights may change from time to time, and the terms and conditions of separate Stock Appreciation Rights need not be identical, but each Stock Appreciation Right shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Benefit Provided. Each Stock Appreciation Right shall provide the Participant with the right to receive payment in cash or shares of Common Stock having a Fair Market Value, as designated in the Stock Award Agreement for such Stock Appreciation Rights, of an amount equal to the difference between the base amount provided for each share of Common Stock as described in the Stock Award Agreement and the Fair Market Value of the Common Stock on the date of exercise of such Stock Appreciation Right or a percentage thereof (not to exceed 100%).

(ii) Tandem Awards. Stock Appreciation Rights may be granted either alone or a tandem with other awards, including Options, under the Plan; provided, however, if the Stock Appreciation Rights are granted in tandem with another Option, the base amount provided for each share of Common Stock in the applicable Stock Award Agreement shall be equal to the exercise price per share provided for in the Option.

(iii) Vesting. The Stock Award Agreement for a Stock Appreciation Right shall provide the vesting schedule applicable to such award and may, but need not, provide that shares of Common Stock acquired upon exercising a Stock Appreciation Right are subject to a repurchase option in favor of the Corporation.

(iv) Participant’s Termination of Service or Failure of Vesting. In the event of a Participant’s termination of Continuous Service or other failure of the Stock Appreciation Right or Common Stock to vest the Participant shall forfeit such unvested Stock Appreciation Rights, and the Corporation, if so provided in the Stock Award Agreement, may repurchase or otherwise reacquire (including by way of forfeiture by the Participant) any or all of the shares of Common Stock held by the Participant which have not vested under the terms of the Stock Appreciation Right.

(v) Transferability. Rights to acquire cash or shares of Common Stock under a Stock Appreciation Rights shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Stock Appreciation Rights are granted.

C. Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.

(iii) Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

(iv) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v) Any grant of the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of the Plan regarding Performance Shares and Performance Units.

(vi) Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with the Plan.

8. Performance Shares and Performance Units.

The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

A. Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

B. The Performance Period with respect to each Performance Share or Performance Unit shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

C. Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

D. Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

E. Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

F. Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant. Any grant of Performance Units may specify that the amount payable, or the number of shares of Common Stock issued, with respect thereto may not exceed maximums specified by the Committee on the date of grant.

G. Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

H. If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of Awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

I. Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of the Plan and such other terms and provisions as the Committee may determine consistent with the Plan.

9. Changes in Capital Structure

A. No Limitations of Rights. The existence of outstanding Options or Stock Awards shall not affect in way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B. Changes in Capitalization. If the Corporation shall effect (i) any stock dividend, stock split, subdivision or consolidation of shares, recapitalization or other capital readjustment, (ii) any merger consolidation, separation of the Corporation (including a spin-off or split-up), reorganization, partial or complete liquidation or other distribution of assets (other than ordinary dividends or distributions) without receiving consideration therefore in money, services or property, or (iii) any other corporate transaction having a similar effect, then (iv) the number, class, and per share price or base amount of shares of Common Stock subject to outstanding Options and Stock

Awards shall be equitably adjusted by the Committee as it in good faith determines is required in order to prevent enlargement, dilution, or diminishment of rights, (v) the number and class of shares of Common Stock then reserved for issuance under the Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be adjusted as the Committee deems appropriate to reflect such transaction, and (vi) the Committee shall make such modifications to the Performance Objectives for each outstanding Award as the Committee determines are appropriate in accordance with Section 2, “Performance Objectives.” The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

C. Merger, Consolidation or Asset Sale. If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another entity while Options or Stock Awards remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor entity, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, become exercisable immediately prior to and terminate immediately as of the effective date of any such merger, consolidation or sale.

D. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

10. Withholding of Taxes

The Corporation or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with Federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Corporation previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant, or (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option or Stock Award.

11. Compliance with Law and Approval of Regulatory Bodies

A. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under the Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option or Stock Award is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under the Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

B. Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

12. General Provisions

A. Effect on Employment and Service. Neither the adoption of the Plan, its operation, nor any documents describing or referring to the Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor, or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of the Plan.

B. Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes.

C. Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under the Plan. Any liability of the Corporation to any person with respect to any grant under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

D. Further Restrictions on Transfer. Any Award made under the Plan may expressly provide that all or any part of the shares of Common Stock that are: (i) to be issued or transferred by the Corporation upon the exercise of an Option or Stock Appreciation Right, upon termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or (ii) no longer subject to a substantial risk of forfeiture and restrictions on transfer referred to in Section 7.A of the Plan, shall be subject to further restrictions on transfer.

E. Fractional Shares. The Corporation shall not be required to issue fractional shares pursuant to the Plan. The Committee may provide for elimination of fractional shares or the settlement of such fraction shares in cash.

F. Rules of Construction. Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, and shall not be used in interpreting, construing or enforcing any provision hereof. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law. To the extent that any provision of the Plan would prevent any Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of the Plan shall be null and void with respect to such Option, provided that such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of the Plan.

G. Foreign Employees. In order to facilitate the making of any grant or combination of grants under the Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the Stockholders of the Corporation.

H. Choice of Law. The Plan and all Stock Option Agreements and Stock Award Agreements entered into under the Plan (except to the extent that any such Stock Option Agreement or Stock Award Agreement otherwise provides) shall be governed by and interpreted under the laws of the jurisdiction of incorporation of the Corporation excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the laws of the jurisdiction of incorporation of the Corporation.

13. Amendment and Termination

The Board may amend or terminate the Plan from time to time; provided, however, that with respect to any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under the Plan, (ii) changes the class of employees eligible to receive Incentive Stock Options or (iii) stockholder approval is required by the terms of any applicable law, regulation, or rule, including, without limitation, any rule of New York Stock Exchange, or any national securities exchange on which the Common Stock is publicly traded, each such amendment shall be subject to the approval of the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Board. Except as specifically permitted by a provision of the Plan (other than Section 3.B.), the Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment to the Plan or a Stock Option Agreement or Stock Award Agreement shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option, and any amendment that is required to comply with the rules applicable to Incentive Stock Options, shall not be treated as adversely affecting the rights of the Participant.

14. Effective Date and Duration of Plan

A. The Plan became effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders holding of a majority of the shares of entitled to vote thereon. Unless and until the plan has been approved the stockholders of the Corporation, no Option or Stock Award may be exercised, and no shares of Common Stock may be issued under the Plan. In the event that the stockholders of the Corporation shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Option or Stock Award shall terminate.

B. Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders, except that Options and Stock Awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the Plan until the Options and Stock Awards terminate or are exercised.

DETACH PROXY CARD HERE

HIGHLAND HOSPITALITY CORPORATION

PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

ON MAY 25, 2004, 10:00 A.M.

The undersigned appoints each of James L. Francis and Tracy M.J. Colden, or either of them, as Proxies. Each shall have the power to appoint a substitute. Each is authorized to represent and vote, as designated on the reverse side, all shares of Highland Hospitality Corporation Common Stock held of record by the undersigned on April 2, 2004, at the Annual Meeting of Stockholders to be held on May 25, 2004, or any adjournment or postponement thereof. The Board of Directors recommends voting FOR Proposals 1 and 2.

(change of address)

HIGHLAND HOSPITALITY CORPORATION
CONTINUED AND TO BE SIGNED ON REVERSE SIDE	8405 GREENSBORO DRIVE, SUITE 500
MCLEAN, VIRGINIA 22102

Please Detach Here

You Must Detach This Portion of the Proxy Card

Before Returning it in the Enclosed Envelope

☒	Votes must be indicated (x)

in black or blue ink.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no instruction is indicated, such proxy will be voted “FOR” Proposals 1 and 2, and at the discretion of the Proxies on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

(1) Election of Directors NOMINEES: Bruce D. Wardinski,	FOR all nominees listed ☐	(2) Approval of the Company’s 2003 Omnibus Stock Incentive Plan
James L. Francis, Francisco L. Borges, W. Reeder Glass, Craig E. Lambert, Thomas A. Natelli, Margaret A. Sheehan, William L. Wilson	WITHHOLD AUTHORITY to vote for all nominees listed ☐	FOR ☐	AGAINST ☐	ABSTAIN ☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)	*EXCEPTIONS ☐	The proposals are fully explained in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement.
To vote your proxy please mark by placing an “X” in the appropriate box, sign and date the Proxy.

*Exceptions

NOTE: Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy, as shown on the label above. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).

DATED: , 2004

SIGNATURE

SIGNATURE IF HELD JOINTLY

(Please sign, date and return this proxy card in the enclosed envelope.)

I will attend the Annual Meeting. ☐